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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90129) of Allscripts, Inc. of our report dated February 17, 2000 relating to the financial statements and financial statement schedule, which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
March 29, 2000